UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104

(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8	Other Events

Item 8.01	Other Events.

On January 25, 2024, Sunrise Wind, an offshore wind project jointly owned 50 percent by Eversource Energy (“Eversource”) and 50 percent by Ørsted, issued a news release announcing that Eversource and Ørsted today submitted a new proposal for Sunrise Wind in response to New York’s latest offshore wind solicitation, re-bidding an updated project that, if selected, would fulfill its promise to deliver substantial economic benefits across New York and play a critical role in advancing the state’s climate goals. Sunrise Wind would deliver up to 924 megawatts of clean energy to New York.

As the most mature offshore wind project in the state’s pipeline, Sunrise Wind is expected to be completed in 2026, helping the state achieve its mandate of 70 percent renewable energy by 2030, while paving the way for future state projects and accelerating the state’s growing offshore wind workforce and supply chain.

The Sunrise Wind design has been reviewed and accepted by all relevant state agencies, and the project has secured all major supplier and project labor agreements to commence work shortly after award. Final federal permits are expected this summer.

Sunrise Wind has earned broad bipartisan support across New York from local elected officials and business, community, labor and environmental organizations.

Ørsted to Become Sole Owner in Successful Sunrise Wind Award

In advancing the re-bid for Sunrise Wind, the joint venture reached an agreement for Ørsted to acquire Eversource’s 50 percent share in the project if it is awarded a contract in New York’s fourth offshore wind solicitation. In a successful re-bid, Ørsted would become the sole owner of Sunrise Wind, while Eversource would remain contracted to lead the project’s onshore construction. Should Sunrise be successful in the re-bid, Ørsted would pay Eversource 50 percent of the negotiated purchase price upon closing the sales transaction, with the remaining 50 percent paid when onshore construction is completed and certain other milestones are achieved. If the project is not selected, the existing contract for Sunrise Wind would be cancelled, per the state’s requirement, and the 50/50 joint venture will remain in place. Ørsted and Eversource would then assess their options in determining the best path forward for Sunrise Wind and its assets.

The news release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K includes statements concerning Eversource’s expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events and other statements that are not historical facts, including the progress and anticipated timing of its offshore wind investment sale process, the potential terms thereof, participation in and outcome of rebidding in the New York RFP and its plans for building onshore interconnection systems. These statements are “forward-looking statements” within the meaning of U.S. federal securities laws. Generally, readers can identify these forward-looking statements through the use of words or phrases such as “estimate,” “expect,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “would,” “should,” “could” and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: our ability to complete the offshore wind investment sale process on the timeline or the terms we expect; the risk that we and the potential purchaser, or the potential purchaser and Ørsted, are unable to reach definitive agreements necessary to consummate the transactions described above; the outcome of the power purchase agreement bid process for Sunrise Wind and the risk of losing the bid to a competing offer; the ability to qualify for investment tax credits in the amounts we expect; variability in the costs and projected returns of the offshore wind projects and the risk of deterioration of market conditions in the offshore wind industry; cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource’s reports filed with the SEC. They are updated as necessary and available on Eversource’s website at www.eversource.com and on the SEC’s website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource’s actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	News release of Sunrise Wind, dated January 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

January 25, 2024	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer